UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

                                 April 22, 1999
                                (Date of report)




                          HomeSide International, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                   1-12655                  59-3387041
(State or other jurisdiction   (Commission file number)    (I.R.S. Employer
       of incorporation)                                   Identification No.)



                   7301 Baymeadows Way, Jacksonville, FL 32256
               (Address of principal executive offices) (Zip Code)

                                 (904) 281-3000
              (Registrant's telephone number, including area code)

Item 5.  Other Events

     On April 13, 1999, HomeSide International, Inc. ("HomeSide"), an indirect wholly-owned subsidiary of National Australia Bank, Ltd., announced a change in the company's Board of Directors. Frank J. Cicutto, Managing Director and Chief Executive Officer of the National Australia Bank Group (the "National") was appointed director and will replace Donald R. Argus, former Managing Director of the National. In addition, Kevin D. Race, President and Chief Operating Officer of HomeSide's primary operating subsidiary, HomeSide Lending, Inc., was appointed director of HomeSide.



                                   Signatures


Pursuant to the requirements of the securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                   HomeSide International, Inc.
                                                   (Registrant)


Date:  April 22, 1999                      By: /s/ Joe K. Pickett
       --------------------                    -------------------------------
                                               Joe K. Pickett
                                               Chairman of the Board and Chief
                                               Executive Officer